Exhibit 10(b)
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made July 30, 2021, and entered into to be effective as of July 1, 2021 (the “Effective Date”), among PULTEGROUP, INC., a Michigan corporation (“Borrower”), BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (as hereinafter defined) (“Administrative Agent”), the L/C Issuers and the Lenders party to the Credit Agreement (defined below).
R E C I T A L S
A.    Reference is hereby made to that certain Second Amended and Restated Credit Agreement dated as of June 22, 2018, entered into by and among Borrower, Administrative Agent, the L/C Issuers and the Lenders (as amended, the “Credit Agreement”).
B.    Borrower has requested, among other things, that Administrative Agent, L/C Issuers and the Lenders agree to certain changes to the Credit Agreement.
C.    Borrower, Administrative Agent, and the Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.
2.AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended to delete the definitions of “Applicable Rate” and “Interest Period” in their entirety and replace such definitions with the following:
“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Debt to Capitalization Ratio as set forth below:

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Level	Debt to Capitalization Ratio	Base Rate Applicable Rate	Eurodollar Rate Applicable Rate	Applicable Rate for Unused Fees
1	< 25%	0.125%	1.125%	0.175%
2	> 25% - < 35%	0.250%	1.250%	0.175%
3	> 35% - < 45%	0.500%	1.500%	0.250%
4	> 45% - < 55%	0.750%	1.750%	0.300%
5	> 55%	1.000%	2.000%	0.350%

Any increase or decrease in the Applicable Rate resulting from a change in the Debt to Capitalization Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Rate in effect from the First Amendment Effective Date until adjusted as set forth herein shall be determined based upon Level 1.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability), as selected by Borrower in its Committed Loan Notice; provided that:
(a)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
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(b)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)no Interest Period shall extend beyond the Maturity Date.
(b)Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order to read as follows:
“First Amendment Effective Date” means July 1, 2021.
“Rescindable Amount” has the meaning as defined in Section 2.12(b)(ii).
(c)Section 2.12(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(ii)    Payments by Borrower; Presumptions by Administrative Agent. Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of the Lenders or the L/C Issuers hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuers, as the case may be, the amount due.
With respect to any payment that Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”) : (1) Borrower has not in fact made such payment; (2) Administrative Agent has made a payment in excess of the amount so paid by Borrower (whether or not then owed); or (3) Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of Administrative Agent to any Lender or Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error.
(d)Article IX of the Credit Agreement is hereby amended to add a new Section 9.10 therein to read as follows:
9.10     Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time Administrative Agent makes a payment hereunder in error to any Lender or any L/C Issuer, whether or not in respect of an Obligation due and owing by Borrower at such time, where such payment is a
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Rescindable Amount, then in any such event, each Lender or L/C Issuer receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Lender or L/C Issuer in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender and L/C Issuer irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  Administrative Agent shall inform each Lender and L/C Issuer promptly upon determining that any payment made to such Lender or L/C Issuer comprised, in whole or in part, a Rescindable Amount.
3.REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lenders that:
(a)Representations and Warranties in Credit Agreement. After giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on the Effective Date with the same force and effect as if made on the Effective Date (except to the extent (i) of changes in facts or circumstances that have been disclosed to the Lenders and do not constitute an Event of Default or a Default under the Credit Agreement or any other Credit Document and (ii) that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).
(b)No Event of Default. After giving effect to this Amendment, no Default or Event of Default exists and is continuing on the Effective Date.
4.EFFECTIVENESS. The effectiveness of this Amendment is subject to Administrative Agent’s receipt of the following:
(a)Amendment. This Amendment, duly executed and delivered by Borrower, Administrative Agent, Swing Line Lender, each L/C Issuer and each Lender; and
(b)Fees. In accordance with Section 10.04 of the Credit Agreement, payment by Borrower of the expenses of Administrative Agent in connection with this Amendment and the transactions contemplated hereby to the extent invoiced, including without limitation the reasonable fees and disbursements through the Effective Date of Administrative Agent’s special counsel, Haynes and Boone, LLP.
5.MISCELLANEOUS.
(a)No Other Amendments. Except as expressly amended herein, the terms of the Credit Agreement shall remain in full force and effect.
(b)Limitation on Agreements. The amendments set forth herein are limited precisely as written and shall not be deemed: (i) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the other Credit Documents; or (ii) to prejudice any right or rights which Administrative Agent, the L/C Issuers and the Lenders now have or may have in the future under, or in
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connection with the Credit Agreement, as amended hereby, the Notes, the Credit Documents or any of the other documents referred to herein or therein. From and after the Effective Date, all references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment, and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the Effective Date refer to the Credit Agreement as amended hereby.
(c)Ratification. Borrower hereby ratifies, confirms and agrees that, following the effectiveness of this Amendment: (i) the Credit Agreement, the Notes, and the other Credit Documents shall remain in full force and effect; (ii) all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Credit Documents by such Person are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation; and (iii) the Notes shall continue to evidence and secure, in the manner and to the extent provided therein, the performance of the Obligations under the Credit Agreement.
(d)Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment
(e)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Remainder of Page Intentionally Left Blank;
Signature Page(s) Follow(s).]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
PULTEGROUP, INC.

By:     /s/ D. Bryce Langen
    Name: D. Bryce Langen
    Title: Vice President and Treasurer

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent

By:     /s/ Thomas W. Nowak
    Name: Thomas W. Nowak
    Title: Vice President

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and a Swing Line Lender
By:     /s/ Thomas W. Nowak
    Name: Thomas W. Nowak
    Title: Vice President

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender, an L/C Issuer, and a Swing Line Lender
By:     /s/ Chiara Carter
    Name: Chiara Carter
    Title: Managing Director

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

CITIBANK, N.A., as a Lender, an L/C Issuer, and a Swing Line Lender
By:     /s/ Michael Vondriska
    Name: Michael Vondriska
    Title: Vice President

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

MIZUHO BANK, LTD., as a Lender, an L/C Issuer, and a Swing Line Lender
By:     /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

TRUIST BANK, formerly known as Branch Banking and Trust Company and successor by merger to SunTrust Bank, as a Lender and L/C Issuer
By:     /s/ Ryan Almond
    Name: Ryan Almond
    Title: Director

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

BNP PARIBAS, as a Lender and L/C Issuer

By:     /s/ Monica Tilani
    Name: Monica Tilani
    Title: Director

By:     /s/ Kirk Hoffman
    Name: Kirk Hoffman
    Title: Managing Director

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

COMERICA BANK, as a Lender and L/C Issuer

By:     /s/ Charles Weddell
Name: Charles Weddell
Title: Senior Vice President
Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

FIFTH THIRD BANK, as a Lender and L/C Issuer

By:     /s/ Ted Smith
Name: Ted Smith
Title: Senior Vice President
Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:     /s/ J. Richard Litton
Name: J. Richard Litton
Title: Senior Vice President
Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

TD BANK, N.A., as a Lender and L/C Issuer

By:     /s/ Brian Gallagher
Name: Brian Gallagher
Title: Vice President
Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:     /s/ Leonard Olsavsky
Name: Leonard Olsavsky
Title: Senior Vice President

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:     /s/ Elena Bennett
Name: Elena Bennett
Title: Managing Director

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

REGIONS BANK, as a Lender and L/C Issuer

By:     /s/ Randall S. Reid
Name: Randall S. Reid
Title: Senior Vice President

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement